DRIEHAUS MUTUAL FUNDS

                        SUPPLEMENT DATED JULY 24, 2002 TO
                          PROSPECTUS DATED MAY 1, 2002



Financial Highlights
--------------------

         The information on pages 5, 9, 13, 17 and 21 is supplemented as follows:

         Ernst & Young LLP has been retained as the Funds' independent auditors for the fiscal year ending December 31, 2002.

Shareholder Information - How to Purchase Shares
------------------------------------------------

         The information on page 34 is supplemented as follows:

         Driehaus Mutual Funds accepts:

              o   Your personal check, preprinted with your name and address

              o   Wire transfers

              o   Certified personal checks

for Fund share purchases under $100,000. For purchases over $100,000, the Fund accepts ONLY wire transfers.

         Driehaus Mutual Funds will not accept the following forms of payment for Fund shares:

              o    Cash

              o    Credit cards

              o    Cashier's checks

              o    Bank drafts

              o    Third party checks

              o "Starter" checks that do not have a printed name and address on them

              o    Travelers cheques

              o    Credit card checks

              o    Money orders.

         The information in the first paragraph under "General Purchase Information" on page 35 is supplemented as follows:

         Driehaus Mutual Funds does not sell shares to persons or entities, including foreign financial institutions and private banking accounts, residing outside the U.S., its territories and possessions, even if they are U.S. citizens or lawful permanent residents, except to persons with U.S. military APO or FPO addresses.

         The information in the third paragraph under "General Purchase Information" on page 35 is changed as follows:

         SHARES PURCHASED BY CHECK. Shares purchased by check are subject to a 10-calendar day escrow period to ensure payment to the Fund. The proceeds of shares redeemed during the escrow period will be released upon expiration of the escrow period.

Shareholder Information - General Redemption Information
--------------------------------------------------------

         The information in the next to the last paragraph on page 36 regarding the redemption fee is supplemented as follows:

         The redemption fee may be waived for certain retirement plan investors as well as for investors who purchase through intermediaries that do not collect the fee. DSC may also waive the redemption fee.

         The last two sentences in the first paragraph on page 37 are changed as follows:

                  Payment for shares redeemed within 10 CALENDAR days after they have been purchased by personal check will be delayed until the escrow period has expired. Delays may be avoided if shares are purchased by certified check or wire transfer.